AVIT N-SAR 06.30.16

Item 77Q(1)(e)

New or Amended Registrant Investment Advisory Contracts

Second Amendment dated April 30, 2016 to the Investment Advisory Agreement dated November 1, 2011, between the Registrant and ALPS Advisors, Inc., on behalf of the Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio and ALPS/Alerian Energy Infrastructure Portfolio is hereby incorporated by reference to Exhibit (28)(d)(iii) to Post-Effective Amendment No. 33 to the Registrant s Registration Statement on Form N-1A filed on April 29, 2016, accession number: 0001398344-16-012534.

Investment Advisory Agreement dated April 30, 2016, between the Registrant and ALPS Advisors, Inc., on behalf of the ALPS/QMA Market Participation Portfolio is hereby incorporated by reference to Exhibit (28)(d)(vii) to Post-Effective Amendment No. 33 to the Registrant s Registration Statement on Form N-1A filed on April 29, 2016, accession number: 0001398344-16-012534.

Amendment dated April 30, 2016 to the Investment Subadvisory Agreement dated November 1, 2011, among the Registrant, ALPS Advisors, Inc. and Morningstar Investment Management, LLC, on behalf of the Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio and Morningstar Conservative ETF Asset Allocation Portfolio is hereby incorporated by reference to Exhibit (28)(d)(ix) to Post-Effective Amendment No. 33 to the Registrant s Registration Statement on Form N-1A filed on April 29, 2016, accession number: 0001398344-16-012534.

Sub-Advisory Agreement dated April 30, 2016, among the Registrant, ALPS Advisors, Inc. and Quantitative Management Associates LLC, on behalf of the ALPS/QMA Market Participation Portfolio is hereby incorporated by reference to Exhibit (28)(d)(xii) to Post-Effective Amendment No. 33 to the Registrant s Registration Statement on Form N-1A filed on April 29, 2016, accession number: 0001398344-16-012534.